SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 22, 1998
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
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               (Exact name of Registrant as specified in charter)


Delaware                         000-22611                            11-3344575
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(State or other jurisdiction  (Commission File No.)  IRS Employer Identification
of  incorporation)                                                       Number)



    77 Spruce Street, Cedarhurst, New York                                11516
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 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (516) 374-6700

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Item 5.     Other Events.

     On April 22, 1998, Compu-DAWN, Inc. issued a press release (the "Press Release") announcing that it had entered into a definitive agreement to acquire an indirect 50% beneficial interest in Press-Loto, a Russian company that has the right to operate the first national on-line lottery in Russia. The agreement, which is subject to a number of conditions to closing, and related information are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press Release, dated April 22, 1998






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COMPU-DAWN, INC.


Dated: April  30, 1998                         By: /s/ Mark Honigsfeld
                                                  Mark Honigsfeld
                                                  Chairman of the Board



































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